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Exhibit 99.3

Consent of Person Named
as a Director

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Inovio Biomedical Corporation (the "Company") as a person who will become or continue as a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit therein.

December 5, 2008

/s/ Avtar S. Dhillon NAME

Consent of Person Named
as a Director

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Inovio Biomedical Corporation (the "Company") as a person who will become or continue as a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit therein.

December 5, 2008

/s/ Simon X. Benito NAME

Consent of Person Named
as a Director

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Inovio Biomedical Corporation (the "Company") as a person who will become or continue as a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit therein.

December 5, 2008

/s/ Chin-Cheong Chong NAME

Consent of Person Named
as a Director

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Inovio Biomedical Corporation (the "Company") as a person who will become or continue as a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit therein.

December 9, 2008

/s/ J. Joseph Kim NAME

Consent of Person Named
as a Director

        Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, I hereby consent to my being named in the Registration Statement on Form S-4 of Inovio Biomedical Corporation (the "Company") as a person who will become or continue as a director of the Company upon consummation of the transactions contemplated therein and to the filing of this consent as an exhibit therein.

December 9, 2008

/s/ Morton Collins NAME

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  Exhibit 99.3